Thorium Power

“Peaceful Nuclear Energy with Low Waste
and Improved Industry Economics”

Collin Stewart
4th Annual Growth Conference

July 9, 2008

Safe Harbor Statement

This presentation may include certain statements that are not descriptions of historical facts, but are forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include the description of our plans and objectives for future operations, assumptions underlying such plans and objectives, statements regarding benefits of the proposed merger and other forward-looking terminology such as "may," "expects," "believes,"
"anticipates," "intends," "expects," "projects" or similar terms, variations of such terms or the negative of such terms. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks, as well as other risks associated with the merger, will be more fully discussed in any joint proxy statement or prospectus or other relevant document filed with the Securities and Exchange
Commission in connection with the proposed merger. Such information is based upon various assumptions made by, and expectations of, our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to significant economic and competitive uncertainties and contingencies beyond our control and upon assumptions with respect to the future business decisions which are subject to change. Accordingly, there can be no assurance that actual results will meet expectations and actual results may vary (perhaps materially) from certain of the results ant icipated herein.

Investment Highlights

Resurgence of global interest in nuclear power; several
underserved market segments

Thorium is a superior fuel source utilized in the company’s
unique technology

Proven technology with clear path to commercialization

Compelling licensing/partnering strategy with strong intellectual property protections in place

Revenue from consulting and strategic advisory services

Strong management, directors, technical and international
advisory boards

About Thorium Power

Thorium Power is the leading developer of thorium-based
proliferation resistant nuclear fuel technology and provider of comprehensive advisory services to governments and
commercial entities

Technology consists of fuel designs addressing the key
concerns in the nuclear power industry, including nuclear
proliferation and waste

Technology supports expansion of addressable market and
improved economics for the global nuclear energy industry

Fuel designs are “reactor-agnostic,” designed and optimized
to be compatible with majority of existing and future reactors

“Nuclear Renaissance”

Desire to reduce dependence on oil and other fossil fuels

Mandates to lower CO2 emissions

Economic and commercial advantages of nuclear power:

Immaturity and cost of renewable/alternative energy

Strong operating performance of nuclear power plants

“Nuclear renaissance” will include many new nuclear industry countries

E.g., emerging markets with strong economic growth requiring significant build-out of electricity generating capacity

Nuclear energy plans announced recently in several new nuclear countries

Industry will need to address remaining nuclear energy concerns and challenges going forward

Proliferation, waste, fuel supply/price

Reactor safety largely addressed by new reactor designs and solid operating record

Addressable Markets

Thorium Power’s target markets include several hundred light water nuclear reactors operating worldwide and over a
hundred more reactors that could be built over the next 20-30 years

Target markets include:

Markets with political challenges related to conventional uranium-
based nuclear technology due to proliferation concerns

Markets with logistics challenges and/or negative public opinions and due to waste concerns

Markets with large thorium deposits

Markets looking to improve operating economics by reducing fuel cost

What is Thorium?

Naturally-occurring, slightly radioactive metal -  #90 in periodic table of Elements

Estimated to be over three times more abundant in the Earth’s crust than all forms of uranium combined

Large deposits in the US, India, Australia, Norway and many other countries

Thorium-based nuclear power produces
less than half the volume of radioactive
waste

Significantly lower long-term radio-toxicity

The energy in one kilogram of thorium
equals four thousand tons of coal

Monazite, a rare-earth-and-thorium
phosphate mineral, is the primary source
of the world's thorium

Founded by Industry Leader

Thorium Power was founded by Dr. Alvin Radkowsky

First Chief Scientist U.S. Naval Nuclear Program

Team leader of first commercial  nuclear power plant in the U.S.

Designer of more nuclear reactors and fuels than anyone in history

Thorium Power formed in 1992 to develop
nuclear fuels that would sever the link
between nuclear weapons and nuclear
power

A single nuclear reactor running on uranium
produces enough plutonium to produce 25
nuclear bombs per year

Thorium Power seed and blanket fuel
assembly model

Thorium Power Advantage

Traditional Uranium Fuel

Thorium Power Fuel

Proliferation potential

Reactor produces nuclear weapons-
usable plutonium

No weapons usable materials
produced

Reduction of political risk

Waste volume and
storage time

Produces significant quantities of
radioactive waste which must be
buried for thousands of years

Dramatic waste reduction: - 70%
weight; - 50% volume

90% reduction of waste radio-toxicity

Reactor operating cost

State-of-the-art nuclear reactors cost
$4 billion to build, $50 million per year
to maintain

10-20+% fuel cycle saving vs
conventional fuel

Material impact on profitability and
ROI

Supply flexibility

Uranium ore supply has been steadily
declining worldwide for the past 50
years

Processing costs increasing as reserve
quality declines

Ability to utilize domestic thorium
reserves

Mitigates fuel price volatility

Reduces uranium supply risk

Implementation

Current Uranium fuel provided by fuel
fabricators for existing reactors

Technology licensed to current fuel
fabricators

Utilizes existing light water reactor
designs

Basic industry structure unchanged

Proven Technology

Engineering & development phase:

Technology has undergone extensive scientific development and evaluation

Already in research reactor use for over 5 years

Reviewed and favorably evaluated by Westinghouse and IAEA

Technology scale-up and testing phase:

Off-shore development model in place since 90-s including
leading Russian industry experts and facilities

Company now focused on further demonstration and
commercialization of the technology

Technology development and qualification follows
the standard industry process

Third-Party Validation

“It is Westinghouse’s opinion that proceeding to the LTA stage is prudent.  From the review that we have performed to date, it appears the [Thorium Power] technology is well founded and has a good prospect for success based on our previous US experience and Russian experience with metal fuels.” –

Westinghouse report commissioned by National Nuclear Security Agency, April 2005

“The American Nuclear Society endorses continued research and development of the use of thorium as a fertile fuel material for nuclear reactors…Waste produced during reactor operations benefits from the fact that the thorium-uranium fuel cycle does not readily produce long-lived transuranic elements.”

Position Statement from the American Nuclear Society, November 2006

“Thorium fuel cycle is an attractive way to produce long term nuclear energy with low radiotoxicity waste.  In addition, the transition to thorium could be done through the incineration of weapons grade plutonium (WPu) or civilian plutonium.”

Thorium Fuel Cycle – Potential Benefits and Challenges, Published by the International Atomic Energy Agency (IAEA) in
2005, TECDOC Series No. 1450

“Kazimi said his own experiments show the Radkowsky design to be feasible and support its central claim – that it reduces the amount of plutonium generated in the reactor.”

As stated in the May 31, 2008 Financial Times of London. Mujid Kazimi is the director of MIT's Center for Advanced Nuclear
Energy Systems

Multi-Pronged Business Model

Thorium Power is currently managing a portfolio of market and partner leads, limiting the risk of individual projects

Short term:

Advisory and strategic consulting services to foreign governments and nuclear power companies

Participation in government programs for non-proliferation and waste management

Medium term:

Participation in thorium-based  nuclear energy development consortia

Recurring licensing fees for thorium-based nuclear fuel

Advisory Services Revenue

In December 2007, Thorium Power signed its first major
consulting and strategic advisory services agreement with the
United Arab Emirates (UAE)

Awarded $5 million contract  representing the first phase of a feasibility study to develop a roadmap for the UAE’s new
nuclear energy program

Thorium Power was selected after a detailed technical review of the company’s fuel designs by independent nuclear
experts

Follow on advisory agreement with UAE signed in March 2008
for $4.2 million

Validates Thorium Power’s business model, where consulting
services are early revenue drivers leading towards broad
deployment of the company’s nuclear fuel designs

Licensing Strategy

Strong intellectual property protections in place – core
technology protected by international patents

Recurring licensing fees with low-cost, highly leverageable
business model

Thorium Power plans to license its technologies to current fuel fabricators targeting existing and future plant operator
customers

Existing and new reactors in countries with an established nuclear industry

New reactors in countries without a nuclear industry today

Licensing Model

Average annual nuclear reactor fuel cost $50 million per year

Potential 10-20% fuel cost savings

Additional cost savings of Thorium Fuel:

More efficient process – longer fuel life

Lower waste treatment costs

Royalty Model:

High upfront licensing fee, plus recurring royalty streams for use of the technology

Thorium Power could capture royalties as a meaningful percentage of the cost savings to the customer

Thorium could capture a percentage of the overall economic value of the reactor for facilitating nuclear power in non-nuclear countries

Near-Term Goals

2008-2009

Further Strengthening of
Corporate Capabilities

2008-2011

Closing of Business Agreements
With Future Reactor Operators and
Industry Partners

2009-2012

Completion of Technology
Milestones Towards Lead Test
Assembly in Commercial Reactors

Additional strategic and
financial relationships

Thorium-focused U.S. legislation,
and government support
benefiting the company

Expansion of intellectual
property & global patent
protection

Scale up the fuel fabrication
process to full length rods used in
commercial reactors

Validate thermal hydraulic
performance of full size seed
and blanket fuel assembly

Complete ampoule irradiation
testing and perform post-
irradiation examination to
confirm fuel performance

Obtain final regulatory approvals
for insertion of fuel in commercial
reactors

Commercial arrangements with:

Future operators of thorium
based reactors

Fuel fabricators

Future participants in
consortia for new reactors

Seek additional revenue from
advisory and pre-construction
services to governments and
commercial entities

First Quarter Financial Results

(unaudited)

Total Revenue

$

3,815,125

$

-

Cost of Consulting Services Provided

1,648,004

-

Gross Margin

2,167,121

-

Operating Expenses

General and administrative

1,519,046

1,525,779

Research and development expenses

130,661

28,683

Stock-based compensation

1,363,803

1,335,517

Total Operating Expenses

3,013,510

2,889,979

Operating loss

(846,389

)

(2,889,979

)

Total Other Income and Expenses

89,282

112,586

Net loss

(787,935

)

(2,777,393

)

Net Loss Per Common Share, Basic and diluted

$

(.00

)

$

(.01

)

Weighted Average Number of shares outstanding for the

period used to compute per share data

299,064,014

295,165,399

Three Months Ended March 31,

2008

2007

Balance Sheet Highlights

As of March 31, 2008

Cash and cash equivalents

$

4,705,577

Total Current Assets

$

6,986,389

Total Assets

$

7,233,978

Total Current Liabilities

$

3,138,983

Total Liabilities

$

3,138,983

Total Stockholders' Equity

$

4,094,995

Total Liabilities and Shareholders Equity

$

10,733,957

Clean capital structure and no long-term debt

Experienced Mgmt & Board

Senior Management

Seth Grae - President, Chief Executive Officer, and Member of the Board of Directors

Erik Hällström - Chief Operating Officer

James D. Guerra – Chief Financial Officer and Treasurer

Andrey Mushakov - Executive Vice President - International Nuclear Operations

Ambassador Dennis K. Hays - VP Government Relations, Corporate Secretary

Peter  Charles - Director of Corporate Affairs and Investor Relations

Maria Mastroianni – VP of Human Resource

Board of Directors

Ambassador Thomas Graham, Jr. - Chairman of the Board

Seth Grae – President & CEO

Victor Alessi

Daniel Barstow Magraw, Jr.

Jack D. Ladd

Investment Highlights

Resurgence of global interest in nuclear power; several
underserved market segments

Thorium is a superior fuel source utilized in the company’s
unique technology

Proven technology with clear path to commercialization

Compelling licensing/partnering strategy with strong intellectual property protections in place

Revenue from consulting and strategic advisory services

Strong management, directors, technical and international
advisory boards